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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

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                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) February 16, 1996


                                  Chiron Corporation
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                (Exact name of registrant as specified in its charter)


Delaware                      0-12798             94-2754624
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(State or other               (Commission         (IRS Employer
 jurisdiction of               File Number)        Identification No.)
 incorporation)

                    4560 Horton Street, Emeryville, CA                94608
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                       (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
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                                     N/A
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            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On February 16, 1996, Chiron Corporation and Behringwerke AG, a subsidiary of Hoechst AG, issued a press release, the text of which is attached hereto as
Exhibit 99.1, announcing that the two companies have signed an agreement under which Chiron will purchase 49 percent of the human vaccine business of Behringwerke AG for DM 171.5 million in cash.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

                                                          Sequentially Numbered
     Exhibit Number                                                Page
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         99.1               Press Release dated
                            February 16, 1996
                            referred to in Item 5 above


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHIRON CORPORATION


Date: February  23, 1996            By:  /s/ William G. Green
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                                         William G. Green
                                         Senior Vice President and
                                         General Counsel


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                                   INDEX TO EXHIBITS



                                                                  Sequentially
Exhibit No.                           Description                 Numbered Page
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99.1                    Press Release dated February 16, 1996.

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